Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
L.	Income Taxes

The following is a reconciliation of income taxes at the statutory rate of 35% and income taxes as shown in the Statement of Earnings (in millions):

	2011	2010	2009
Earnings before income taxes	$558	$694	$818

Income taxes at statutory rate	$195	$243	$286
Effect of:
Change in valuation allowance	44	(1)	(7)
Losses of managed investment entities	9	23	—
Goodwill impairment charge	—	8	—
Subsidiaries not in AFG’s tax return	5	6	8
Tax exempt interest	(23)	(16)	(10)
Other	9	5	7

Provision for income taxes as shown on the Statement of Earnings	$239	$268	$284

Total earnings before income taxes include losses subject to tax in foreign jurisdictions of $31 million in 2011, $12 million in 2010 and $71 million in 2009.

The total income tax provision (credit) consists of (in millions):

	2011	2010	2009
Current taxes:
Federal	$186	$214	$239
State	4	4	6
Foreign	—	(1)	1
Deferred taxes:
Federal	22	65	53
Foreign	27	(14)	(15)

Provision for income taxes	$239	$268	$284

For income tax purposes, AFG and its subsidiaries had the following carryforwards available at December 31, 2011 (in millions):

	Expiring	Amount
Operating Loss – U.S.	2012 - 2020	$73
	2021 - 2025	73
Operating Loss – United Kingdom	indefinite	79

Deferred income tax assets and liabilities reflect temporary differences between the carrying amounts of assets and liabilities recognized for financial reporting purposes and the amounts recognized for tax purposes. The significant components of deferred tax assets and liabilities included in the Balance Sheet at December 31, were as follows (in millions):

	2011	2010
Deferred tax assets:
Federal net operating loss carryforwards	$51	$52
Foreign underwriting losses	42	32
Insurance claims and reserves	435	404
Employee benefits	94	93
Other, net	52	68

Total deferred tax assets before valuation allowance	674	649
Valuation allowance against deferred tax assets	(97)	(54)

Total deferred tax assets	577	595
Deferred tax liabilities:
Subsidiaries not in AFG’s tax return	(61)	(56)
Investment securities	(441)	(324)
Deferred acquisition costs	(208)	(257)

Total deferred tax liabilities	(710)	(637)

Net deferred tax liability	$(133)	$(42)

AFG’s net deferred tax liability at December 31, 2011 and 2010, is included in other liabilities in AFG’s Balance Sheet.

The likelihood of realizing deferred tax assets is reviewed periodically; any adjustments required to the valuation allowance are made in the period during which developments requiring an adjustment become known.

“Foreign underwriting losses” in the table above include the net operating loss carryforward and other deferred tax assets related to the Marketform Lloyd’s insurance business, which resulted primarily from underwriting losses in its run-off Italian public hospital medical malpractice business that has not been written since 2008. During the fourth quarter of 2011, AFG recorded losses in other lines written by its Lloyd’s insurance business. Net operating losses can be carried forward indefinitely to offset future taxable income in the United Kingdom, and management expects these businesses to produce underwriting profits in future years. Nevertheless, because the Marketform Lloyd’s insurance business is in a cumulative loss position for the last three years, and the fourth quarter 2011 losses were not limited to the run-off Italian public hospital medical malpractice business, there is uncertainty concerning the realization of the deferred tax benefits associated with the losses. Accordingly, AFG recorded a $44 million valuation allowance against the deferred tax assets related to the Lloyd’s insurance business in 2011, approximately $34 million of which related to prior year losses. AFG will be able to reduce this valuation allowance in future periods when income is generated by the Lloyd’s business.

In addition to the valuation allowance related to the Marketform Lloyd’s insurance business discussed above, the gross deferred tax asset has also been reduced by a $50 million valuation allowance related to a portion of AFG’s net operating loss carryforwards (“NOL”) that is subject to the separate return limitation year (“SRLY”) tax rules. A SRLY NOL can be used only by the entity that created it and only in years that the consolidated group has taxable income.

The changes in the deferred tax liabilities related to investment securities and deferred acquisition costs at year end 2011 compared to 2010 are due primarily to the increase in unrealized gains on fixed maturity securities.

A progression of the liability for uncertain tax positions, excluding interest and penalties, follows (in millions):

	2011	2010	2009
Balance at January 1	$52	$36	$36
Additions for tax positions of current year	7	16	—

Balance at December 31	$59	$52	$36

AFG increased its liability for uncertain tax positions by $7 million in 2011 and $16 million in 2010, exclusive of interest, to reflect uncertainty as to the timing of tax return inclusion of income related to certain securities. Because the ultimate recognition of income with respect to these securities is highly certain, the recording of this liability resulted in an offsetting reduction in AFG’s deferred tax liability. Accordingly, the ultimate resolution of this item will not impact AFG’s annual effective tax rate but could accelerate the payment of taxes.

The total unrecognized tax benefits and related interest that, if recognized, would impact the effective tax rate is $51 million at December 31, 2011. This amount does not include tax and interest totaling $17 million paid to the IRS in 2005 and 2006 for which a suit for refund has been filed (discussed below). AFG’s provision for income taxes included $3 million in 2011 and $2 million in both 2010 and 2009 of interest (net of federal benefit). AFG’s liability for interest related to unrecognized tax benefits was $15 million at December 31, 2011 and $12 million at December 31, 2010 (net of federal benefit); no penalties were accrued at those dates.

AFG’s 2011, 2010, 2009 and 2008 tax years remain subject to examination by the IRS. In addition, AFG has several tax years for which there are ongoing disputes. AFG filed a suit for refund in the U.S. District Court in Southern Ohio as a result of its dispute with the IRS regarding the calculation of tax reserves for certain annuity reserves pursuant to Actuarial Guideline 33. In June 2010, the Court issued a final summary judgment in favor of AFG. The IRS has appealed the decision and the Sixth Circuit Court of Appeals is scheduled to hear the case in early March 2012. Ultimate resolution may require revised tax calculations for the years 1996-2005, possibly requiring a revised application of tax attribute carryovers or carrybacks, both capital and ordinary, to the affected years, and is contingent upon formal review and acceptance by the IRS. Resolution of the case could result in a decrease in the liability for unrecognized tax benefits by up to $36 million and a decrease in related accrued interest of $15 million. These amounts do not include tax and interest paid to the IRS in 2005 and 2006, for which the suit was filed, totaling $17 million.

Cash payments for income taxes, net of refunds, were $157 million, $196 million and $190 million for 2011, 2010 and 2009, respectively.